Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:                                                Barbara Brungess

610-727-7199
bbrungess@amerisourcebergen.com

AMERISOURCEBERGEN ANNOUNCES SALE OF ANDERSONBRECON

VALLEY FORGE, PA, April 2, 2013 — AmerisourceBergen Corporation (NYSE: ABC) today announced that it has signed a definitive agreement to sell its contract packaging business, AndersonBrecon, to an entity formed by affiliates of an investor group led by Frazier Healthcare VI, L.P. for the purpose of acquiring AndersonBrecon.  The purchase price for the transaction is $308 million in cash, subject to customary adjustments for, among other things, the working capital of the business.  The investor group includes affiliates of Greenspring Associates, QIC Global Private Equity, and Thomas McNerney & Partners.  The transaction is subject to customary closing conditions, including receipt of certain regulatory reviews, and is expected to close in the third quarter of fiscal 2013, which ends June 30, 2013.

The results of operations of AndersonBrecon were previously and continue to be reported within discontinued operations.  Therefore, the agreement has no impact on AmerisourceBergen’s financial performance expectations for fiscal 2013, which were revised on March 28, 2013.  Any gain on the sale of AndersonBrecon would be recorded also within discontinued operations upon transaction closing, and is excluded from our fiscal 2013 revised financial expectations.

“We are pleased that AndersonBrecon will join well-established firms heavily invested in the healthcare services market, including the pharmaceutical contract packaging sector,” said Steven H. Collis, AmerisourceBergen President and Chief Executive Officer.  “This transaction will help ensure that AndersonBrecon will continue to thrive in the years ahead, and allows AmerisourceBergen to focus on its distribution, specialty and manufacturer services businesses.”

In June 2012, Frazier Healthcare acquired the US commercial contract pharmaceutical packaging operation of Catalent Pharma Solutions, which it operates as Packaging Coordinators, Inc. AndersonBrecon will combine with Frazier Healthcare portfolio company, Packaging Coordinators, Inc (PCI). The combined companies represent an opportunity to provide healthcare services to pharmaceutical and biotechnology companies on a global scale.  Nathan Every, Frazier Healthcare General Partner and PCI board member commented, “We are pleased to merge two stellar players within the pharmaceutical and biotech packaging business and believe that the combined company will deliver industry leading quality and service to our customers and a world-class environment for our employees.”

About AmerisourceBergen

AmerisourceBergen is one of the world’s largest pharmaceutical services companies serving the United States, Canada and selected global markets. Servicing both healthcare providers and pharmaceutical manufacturers in the pharmaceutical supply channel, the Company provides drug distribution and related services designed to reduce costs and improve patient outcomes. AmerisourceBergen’s service solutions range from niche premium logistics and pharmaceutical packaging to reimbursement and pharmaceutical consulting services. With over $80 billion in annualized revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs approximately 13,000 people. AmerisourceBergen is ranked #29 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy”, “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance, are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated.  Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase, and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of our information technology systems; our inability to realize the anticipated benefits of the implementation of an enterprise resource planning (ERP) system;  interest rate and foreign currency exchange rate fluctuations; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; economic, business, competitive and/or regulatory developments outside of the United States; risks associated with the strategic, long-term relationship among Walgreen Co., Alliance Boots GmbH, and AmerisourceBergen, including the failure to obtain the required U.S. and foreign antitrust regulatory approvals for the equity investments by Walgreens and Alliance Boots in AmerisourceBergen, the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on our earnings per share resulting from the issuance of the warrants, an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen’s operational, strategic or financial flexibility; the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect our tax positions and/or our tax liabilities or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk

Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, AmerisourceBergen does not undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

###